SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported) February 20, 1998



                             RED HOT CONCEPTS, INC.
             (Exact name of registrant as specified in its charter)



      DELAWARE                    33-86166                      52-1887105
(State of Organization)     (Commission File No.)            (IRS Employer
                                                          Identification Number)


                       6701 Democracy Boulevard, Suite 300
                               Bethesda, MD 20817
                    (Address of principal executive offices)


                                 (301) 493-4553
              (Registrant's telephone number, including area code)

Item 5. Other Events

         Aaron L. Lebedow has been appointed a director of the Registrant. Mr. Lebedow, age 62, is the founder of Global MarkeTactics, a strategic marketing consulting company for Fortune 500 and equivalent multinational corporations.

         The Registrant has also established an Audit Committee consisting of:

                  Robert P. Flack - Outside Director
                  Aaron L. Lebedow Outside Director
                  Colin Halpern - President, Chairman of the Board of Directors

                                   SIGNATURES



                  Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     Red Hot Concepts, Inc.




                                                      By:  /s/Colin Halpern
                                                           Colin Halpern
                                                           President

                                                      Date:  February 23, 1998